UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

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MOUNTAIN CREST ACQUISITION CORP.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INVESTOR UPDATE October 20, 2020

Legal Disclaimer This presentation (this “Presentation”) is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed business combination between Mountain Crest Acquisition Corp. (“MCAC”) and Playboy Enterprises, Inc. (“Playboy” or the “Company”) and related transactions (the “Proposed Business Combination”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will MCAC, Playboy or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither MCAC nor Playboy has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Playboy or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Playboy and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements PLAYBOY 2020 prospectus dated June 5, 2020 under the heading “Risk Factors,” and other documents of MCAC filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither MCAC nor Playboy presently know or that MCAC and Playboy currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MCAC’s and Playboy’s expectations, plans or forecasts of future events and views as of the date of this Presentation. MCAC and Playboy anticipate that subsequent events and developments will cause MCAC’s and Playboy’s assessments to change. However, while MCAC and Playboy may elect to update these forward-looking statements at some point in the future, MCAC and Playboy specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing MCAC’s and Playboy’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of Projections This Presentation contains projected financial information with respect to Playboy. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation does not conform to Regulation S-X. The interim period selected historical financial information of Playboy contained in this Presentation is unaudited and has been derived from Playboy’s unaudited consolidated financial statements as of June 30, 2020 and the six months ended June 30, 2020 and 2019; however, such information has not yet been reviewed by Playboy’s independent 2registered public accountants and may be adjusted in or may be presented differently in any proxy statement/prospectus or registration statement to be filed by MCAC with the SEC, and such differences may be material.

Legal Disclaimer (Continued) The annual selected historical financial information of Playboy contained in this Presentation has been derived from Playboy’s audited consolidated financial statements as of and for the year ended December 31, 2019. Such selected historical financial information of Playboy has been prepared on a basis consistent with the adoption and application of FASB ASC Topic 606, Revenue From Contracts With Customers, and such selected financial information and data is qualified in its entirety by the full financial statements and footnotes and other information expected to be contained the Proxy Statement (as defined below) related to the Proposed Business Combination to be filed by MCAC with the SEC, which will contain additional important information with respect to such financial information and data. The historical operating results of Playboy for 2019 do not include the results of Yandy, which was acquired by Playboy on December 31, 2019. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). MCAC and Playboy believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing Playboy’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and revenue that are required by GAAP to be recorded in Playboy’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents historical non-GAAP financial measures in connection with GAAP results. You should review Playboy’s audited and unaudited financial statements, which will be included in the Proxy Statement. However, not all of the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. PLAYBOY 2020 In connection with the Proposed Business Combination described herein, MCAC intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A, including a preliminary proxy statement and a definitive proxy statement (the “Proxy Statement”). Promptly after filing its definitive proxy statement with the SEC, MCAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF MCAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MCAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCAC, PLAYBOY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by MCAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting the investor relations section of www.mcacquisition.com. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation MCAC and its directors and executive officers may be deemed participants in the solicitation of proxies from MCAC’s stockholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in MCAC will be included in the proxy statement for the Proposed Business Combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the Proposed Business Combination when available. Information about MCAC’s directors and executive officers and their ownership of MCAC common stock is set forth in MCAC’s prospectus, dated June 4, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the Proposed Business Combination when it becomes available. These documents can be obtained free of charge from the sources indicated above. Playboy and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAC in connection with the Proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Proxy Statement for the Proposed Business Combination. No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom. 3

Summary Financial Overview REVENUE ($MM)1 $78.1 $137.0 $66.3 $38.1 PLAYBOY 2020 ADJUSTED EBITDA ($MM)1 $28.0 $11.8 $6.3 $14.3 2019A2020E YTD 6/30/2019YTD 6/30/2020 Adjusted EBITDA Margin 15.1% 20.4% 16.5% 21.6% 4 Source: Management projections. 1 2019A Revenue and Adjusted EBITDA do not include Yandy. Yandy was acquired by Playboy in December 2019.

Consolidated Adjusted EBITDA Reconciliation GAAP Net Income to Adjusted EBITDA Reconciliation ($000s) Audited Not-Reviewed PLAYBOY 2020 5

Playboy Provides Investor Update and

Comments on Full Year 2020

LOS ANGELES, CA – October 20, 2020 – Playboy Enterprises, Inc. today provided a supplement to the investor presentation in connection with its proposed business combination with Mountain Crest Acquisition Corp. (Nasdaq: MCAC) (“Mountain Crest”) which includes selected unaudited financial information for the six month period through June 30th 2020, as well as updated full year 2020 estimates.

Ben Kohn, CEO of Playboy, commented “As described in the Form 8-K which was filed with the SEC by Mountain Crest this morning, we are now targeting revenue of $137 million and adjusted EBITDA of $28 million in 2020, and are well on our way to reaching these goals, with adjusted EBITDA of $14.3 million for the first six months of the year.”

Playboy is one of the largest and most recognizable lifestyle brands in the world, with more than $3B in global consumer spend against the brand across 180 countries. Building upon almost seven decades of groundbreaking media, entertainment, hospitality and social advocacy, Playboy today reaches millions of consumers around the world with products and services across four major categories:

•	Sexual Wellness, including intimacy products and lingerie;
•	Style & Apparel, including a variety of apparel and accessories products for men and women globally;
•	Gaming & Lifestyle, such as digital gaming, hospitality and spirits;
•	Beauty & Grooming, including fragrance, skincare, grooming and cosmetics for men and women.

Playboy and Mountain Crest recently announced the signing of a definitive merger agreement to return Playboy to the public markets. Upon closing of that transaction, Mountain Crest will be renamed, and is expected to remain listed on the Nasdaq Stock Market under ticker “PLBY.”

Kohn continued, “We believe that the committed capital in connection with the previously announced business combination with Mountain Crest, plus the fundamental strength in our business as we aggressively ramp across our four key categories, positions us well for the future.”

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, has been provided in a Current Report on Form 8-K filed by Mountain Crest with the Securities and Exchange Commission on October 1, 2020 and is available at www.sec.gov as well as www.mcacquisition.com.

About Playboy

Playboy is one of the largest and most recognizable global lifestyle platforms in the world, with a strong consumer business focused on four categories comprising The Pleasure Lifestyle: Sexual Wellness, Style & Apparel, Gaming & Lifestyle and Beauty & Grooming. Under its mission of Pleasure for All, the 67-year-old Playboy brand drives more than $3 billion in global consumer spend and sells products across 180 countries. Playboy is one of the most iconic brands in history.

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About Mountain Crest Acquisition Corporation

Mountain Crest Acquisition Corp is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Mountain Crest Acquisition Corp's efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although the Company intends to focus on operating businesses in North America. Visit https://www.mcacquisition.com/.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Mountain Crest intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, including a preliminary proxy statement and a definitive proxy statement. Mountain Crest’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Playboy, Mountain Crest, and the proposed business combination. Promptly after filing its definitive proxy statement relating to the proposed business combination with the SEC, Mountain Crest will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting on the business combination and the other proposals. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other relevant materials filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by visiting the investor relations section of https://www.mcacquisition.com/.

Participants in the Solicitation

Mountain Crest and its directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Mountain Crest will be included in the proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available. Information about Mountain Crest’s directors and executive officers and their ownership of Mountain Crest common stock is set forth in Mountain Crest’s prospectus, dated June 4, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Playboy and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

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Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Mountain Crest’s and Playboy’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mountain Crest’s and Playboy’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Mountain Crest’s and Playboy’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Mountain Crest and Playboy following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Mountain Crest and Playboy, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on Playboy’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of Mountain Crest’s shares of common stock on Nasdaq following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Playboy to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Mountain Crest or Playboy may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to Playboy; (13) risks related to the organic and inorganic growth of Playboy’s business and the timing of expected business milestones; (14) the amount of redemption requests made by Mountain Crest’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of Mountain Crest for its initial public offering and the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Mountain Crest’s other filings with the SEC. Mountain Crest cautions that the foregoing list of factors is not exclusive. Mountain Crest and Playboy caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Mountain Crest and Playboy do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Integrated Corporate Relations

Investors

PlayboyIR@icrinc.com

Media

PlayboyPR@icrinc.com

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